UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2005

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AVENUE GROUP, INC.

(Exact name of Registrant as specified in its charter)

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Delaware	000-30-543	90-0200077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17547 Ventura Boulevard, Suite 305

Encino, CA 91316
(Address of principal executive offices)

(818) 465-1200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant.

On July 13, 2005, Weinberg & Company, P.A. (the “Former Accountant”) resigned from its position as the principal independent accountants of Avenue Group, Inc. (the “Registrant”). The decision to change accountants was approved by the Registrant’s Board of Directors, and the Board of Directors is currently searching for an accounting firm to serve as the Registrant’s new principal independent accountants.

The reports of the Former Accountant on the consolidated financial statements as of and for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; however each year-end report contained a modification paragraph that expressed substantial doubt about the Company’s ability to continue as a going concern. During the Registrant’s two most recent fiscal years and through July 13, 2005, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant’s two most recent fiscal years nor through July 13, 2005.

The Registrant has provided the Former Accountant with a copy of this disclosure and has requested that the Former Accountant furnish it with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Accountant addressed to the SEC dated July 18, 2005 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Section 5 – Corporate Governance and Management

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 11, 2005, Mr. Yam-Hin Tan, who had been serving as the Chief Financial Officer of the Registrant, resigned from such position.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Information.

Not applicable

(b)

Pro forma financial information

Not applicable

(c)

Exhibits.

The following exhibit is included with this report:

Exhibit 16.1	Letter from Weinberg & Company, P.A. to the Securities and Exchange Commission, dated July 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE GROUP, INC.
(Registrant)
By:	/s/ LEVI MOCHKIN
Name:	Levi Mochkin
Title:	President and Chief Executive Officer

Date:  July 18, 2005

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